EXHIBIT 10.6

Subscription Agreement

                                            As of _______, 2012

To the Board of Directors of
Hyde Park Acquisition Corp. II:

Gentlemen:

The undersigned hereby subscribes for and agrees to purchase _____ shares of common stock (“Sponsors’ Shares”) of Hyde Park Acquisition Corp. II (the “Corporation”), at $10.00 per Sponsor Share, for an aggregate purchase price of $_____ (“Purchase Price”).  The closing of the purchase of the Sponsors’ Shares shall occur simultaneously with the consummation of the Corporation’s initial public offering of securities (“IPO”).  Deutsche Bank Securities Inc. is acting as representative of the underwriters in the IPO.  The Sponsors’ Shares will be sold to the undersigned on a private placement basis and not as part of the IPO.

At least 24 hours prior to the effective date of the registration statement filed in connection with the IPO (“Registration Statement”), the undersigned shall wire the Purchase Price to Graubard Miller, as escrow agent (“Escrow Agent”), to hold in a non-interest bearing account until the Corporation consummates the IPO. Simultaneously with the consummation of the IPO, the Escrow Agent shall deposit the Purchase Price, without interest or deduction, into the trust account established by the Corporation for the benefit of the Corporation’s public shareholders as described in the Corporation’s Registration Statement, pursuant to the terms of an Investment Management Trust Agreement to be entered into between the Corporation and Continental Stock Transfer & Trust Company.  In the event that the IPO is not consummated within 14 days of the date the Purchase Price is delivered to the Escrow Agent, the Escrow Agent shall return the Purchase Price to the undersigned, without interest or deduction.

The undersigned represents and warrants that he/it has been advised that the Sponsors’ Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”); that he is acquiring the Sponsors’ Shares for his account for investment purposes only; that he has no present intention of selling or otherwise disposing of the Sponsors’ Shares in violation of the securities laws of the United States; that he is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act; that he is familiar with the proposed business, management, financial condition and affairs of the Corporation; and that he understands that if the Corporation does not complete a Business Combination (defined below), the Sponsors’ Shares will not participate in liquidating distributions.

The undersigned agrees that he shall not sell or transfer the Sponsors’ Shares or any underlying securities until 30 days after the Corporation consummates a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination (“Business Combination”) with one or more businesses or entities (except for transfers (i) to officers, directors and employees of the Company and, if the undersigned is an entity, as a distribution to partners, members or stockholders of the undersigned upon the liquidation and dissolution of the undersigned, (ii) by bona fide gift to a member of the undersigned’s immediate family or to a trust, the beneficiary of which is the undersigned or a member of the undersigned’s immediate family for estate planning purposes, (iii) by virtue of the laws of descent and distribution upon death of the undersigned, (iv) pursuant to a qualified domestic relations order, or (v) by private sales at prices no greater than the price at which the Sponsors’ Shares were originally purchased, in each case on the condition that such transfers may be implemented only upon the respective transferee’s written agreement to be bound by the transfer restrictions of this Subscription Agreement).  The undersigned acknowledges that the certificates for such Sponsors’ Shares shall contain a legend indicating such restriction on transferability.

Each party hereto hereby acknowledges that the underwriters of the IPO are third party beneficiaries of this Subscription Agreement, and this Subscription Agreement may not be modified or changed without the prior written consent of Deutsche Bank Securities Inc.

Very truly yours,

Agreed to:

Hyde Park Acquisition Corp. II

By:
Name:
Title:

Graubard Miller, solely as Escrow Agent

By:
Name:
Title: